Ivy Funds VIP Bond

Summary Prospectus   |   April 29, 2016

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio (including the Portfolio’s statement of additional information (SAI)) online at www.waddell.com/prospectus. You can also get this information at no cost by calling 888.WADDELL or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Portfolio’s prospectus dated April 29, 2016, and SAI dated April 29, 2016 (as each may be amended or supplemented) are incorporated herein by reference. This summary prospectus is intended for use in connection with certain life insurance policies and variable annuity contracts offered by certain select insurance companies (Participating Insurance Companies) and is not intended for use by other investors.

Objective

To seek to provide current income consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.78%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover

The Portfolio bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Bond seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). The Portfolio invests in a variety of primarily investment-grade debt securities (including bonds rated BBB- or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, to be of comparable quality), which include corporate debt securities, mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities) and other asset-backed securities. Certain of the mortgage-backed securities in which the Portfolio may invest are not backed by the full faith and credit of the U.S. government and, like other asset-backed securities in which the Portfolio may invest, may be backed only by the pool of assets pledged as security for the transaction. The Portfolio has no limitations regarding the maturity, duration or dollar-weighted average of its holdings. The Portfolio may invest in debt securities with varying maturities and can invest in debt securities issued by both domestic and foreign companies of any size, in a variety of sectors and industries.

In selecting debt securities for the Portfolio’s holdings, WRIMCO initially utilizes a top-down (assessing the market environment) viewpoint by looking at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and then conducts a bottom-up (researching individual issuers) analysis that considers yield and relative safety of a security. WRIMCO also may look at many other factors, including the issuer’s past, present and estimated future: financial strength; cash flow; management; borrowing requirements; and responsiveness to changes in interest rates and business conditions. Additionally, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if, in WRIMCO’s opinion, the issuer’s financial strength weakens and/or the yield and relative safety of the security decline. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

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Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Portfolio’s securities could affect the Portfolio’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

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Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities and may magnify the effect of the rate increase on the price of such securities.

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Income Risk. The risk that the Portfolio may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Portfolio’s shareholders receive are affected by the income that the Portfolio receives from its portfolio holdings. If the income is reduced, distributions by the Portfolio to shareholders may be less.

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Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Portfolio to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

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Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

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Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds.

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Market Risk. Markets can be volatile, and the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

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Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Portfolio may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

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Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Portfolio, resulting in the Portfolio reinvesting in securities with lower yields, which may cause a decline in its income.

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U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the Portfolio’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek a reasonable return with emphasis on preservation of capital. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide current income consistent with preservation of capital.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888. WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 3.58% (the third quarter of 2009) and the lowest quarterly return was -2.99% (the second quarter of 2013).

Average Annual Total Returns

as of December 31, 2015	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Bond	0.20%	3.05%	3.85%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%
Lipper Variable Annuity Corporate Debt A Rated Funds Universe Average (net of fees and expenses)	-0.21%	3.51%	4.14%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Rick Perry, Senior Vice President of WRIMCO, has managed the Portfolio since October 2015.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio’s only shareholders are separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

VIPSUM-BOND